JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Balanced Portfolio-1

Supplement dated February 23, 2007
to the Class 1 Shares Prospectus dated May 1, 2006

On February 14, 2007, the Board of Trustees of JPMorgan Insurance Trust Balanced Portfolio (the “Portfolio”) approved changes to the strategies of the Portfolio. Beginning May 1, 2007, under normal circumstances, the allocation between various types of equity and fixed income investments will be revised based on the following model allocation:

- 30%–60% medium- and large-cap U.S. equity securities

- 25%–50% U.S. and foreign fixed income securities

- 0%–30% foreign equity securities

- 0%–20% small-cap U.S. equity securities

These changes will give the Portfolio’s adviser, JPMorgan Investment Advisors Inc., more flexibility in making tactical asset allocation decisions for the Portfolio. The adviser may periodically increase or decrease the Portfolio’s actual asset allocation according to the relative attractiveness of each asset class.

When the changes are implemented, in addition to the types of securities that the Portfolio is currently permitted to invest in, the Portfolio will also be permitted to invest in foreign fixed income securities and below investment grade securities (also known as junk bonds). Please see the descriptions of risks associated with such investments under the headings “Foreign Securities” and “Lower Rated Securities” in the “Investment Risks” section of “More about the Funds” in the Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMITBAL-207